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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):               May 2, 1994




                        GREYHOUND FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                                 1-7543                  94-1278569
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)



DIAL CORPORATE CENTER, PHOENIX, ARIZONA                             85077
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:             602/207-6900
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Item 5.  Other Events.

         GFC Financial Corporation, the parent company of Greyhound Financial Corporation, announced on May 2, 1994 the completion of the acquisition of TriCon Capital Corporation, the Paramus, New Jersey-based commercial finance and equipment leasing services subsidiary of Bell Atlantic Corporation, in an all-cash transaction valued at $344.3 million.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              Exhibit                       Title
              -------                       -----
                28 Press Release of GFC Financial Corporation dated May 2, 1994





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                        GREYHOUND FINANCIAL CORPORATION

                                  (Registrant)



Dated:  May 2, 1994       By  /s/  Bruno A. Marszowski
                            ------------------------------------------------
                            Bruno A. Marszowski, Vice President - Controller Principal Financial Officer/Authorized Officer





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